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EXHIBIT 10.10

                              AMENDED AND RESTATED

                          MANAGEMENT SERVICES AGREEMENT

      THIS AGREEMENT made as of the 16 day of January, 2007 (the "EFFECTIVE DATE").

BETWEEN:

      CONSORTEUM INC.

      (Hereinafter referred to as the "PARTNER")

                                                               OF THE FIRST PART

                                     - And -

      FP FINANCIAL LTD.

      (Hereinafter referred to as the "CORPORATION")

                                                              OF THE SECOND PART

      WHEREAS the Corporation desires to obtain and apply the expertise of the Partner to the Corporation's business.

      NOW THEREFORE THIS AGREEMENT WITNESSES that for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto) the parties make the agreements and acknowledgements hereinafter set forth:

1. CONSULTING SERVICES - The Corporation hereby retains the services of the Partner and the Partner hereby agrees to provide the consulting services which are described in Schedule "A" in accordance with the provisions set out in Schedule "A" (the "SERVICES"). The Corporation hereby agrees the Partner will be the Corporation's sole and exclusive financial products and services provider as set forth in Schedule "A". The Partner shall not be required to provide any services to the Corporation except as set forth in Schedule "A". The Partner will provide all Services to the Corporation at the Partner's net cost for the term of the contract.



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2.    TERM - This Agreement shall commence on the Effective Date with an initial term of four years and will be automatically renewed for successive two-year terms thereafter unless the parties elect not to renew his Agreement in accordance with Section 8.

3. NON-EXCLUSIVITY OF SERVICES - The Corporation acknowledges that the Partner may be retained as a consultant by other persons. The Partner may continue to provide services to other persons and may accept new retainers for services. The Partner may, in the performance of the Services, provide the services of one or more of its employees or representatives, and the identities of such employees or representatives shall be in the discretion of the Partner. The manner and the times at which the Partner performs the Services shall be within the discretion of the Partner.

4. COMPENSATION - The Corporation shall pay to the Partner an initial management fee of $5,000.00 payable upon execution of this Agreement. Thereafter, the Corporation shall pay to the Partner a monthly management fee of $5,000.00 on the 15th day of each month until the launch of the FP Financial benefits card (the "BENEFITS CARD"). Following the launch of the Benefits Card, the Partner will receive forty percent (40%) of all net profits (as that term is defined in Schedule "B" hereto) relating to the Services provided by the Partner, which are to be distributed on a monthly basis. The Partner shall be entitled to send an invoice to the Corporation for the Partner's fees for each month which shall be payable within 10 days after the date on which such invoice is received by the Corporation. The Corporation shall pay all applicable taxes such as GST upon the Consultant's fees.

5. SALES TARGETS - (see attached spreadsheet Appendix 'C') The parties have agreed upon sales targets for 2007, and as such have agreed that the attached spreadsheet will act as a minimum target for sales and usage goals.

6. REIMBURSEMENT - The Corporation is responsible for all expenses of the Corporation and the Services provided by the Partner, including, but not limited to, all sales, marketing, and training and distribution expenses. The Corporation agrees to reimburse the Partner for all reasonable and necessary expenses incurred in the performance of its services under this Agreement provided that the Partner shall substantiate its expenses by furnishing to the Corporation reasonable evidence relating to expenses for which the Partner seeks reimbursement.

7. COMPLIANCE WITH LAWS - The Partner shall in the performance of this Agreement comply with all laws, regulations and orders of the federal laws of Canada and of the Province of Ontario.

8. FULL DISCLOSURE OF ALL FINANCIAL INFORMATION - The Corporation agrees that the Partner, will have full access to all financial information, statements, audits, or any other documents relating to the financial affairs of the Corporation. The Corporation shall provide a copy of all audited and unaudited financial statements of the Corporation to the Partner within 10 business days of being provided to the officers or directors of the Corporation.



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9.    INDEPENDENT CONTRACTOR - The Partner shall provide the Services to the
Corporation as an independent contractor and not as an employee of the Corporation and acknowledges that an employer-employee relationship is not created by this Agreement.

10. SUBCONTRACT - The Partner shall have the right, subject to the prior consent of the Corporation, to subcontract to a third party any element of any of the Services for which it is responsible under this Agreement.

11.   TERMINATION -

      (a) A party may terminate this Agreement effective immediately upon notice to the other party in the event that the other party is in breach of any of the terms or conditions of this Agreement which breach is material and has not been cured in all material respects within 30 days after receipt of written notice which provides details of the breach. The parties acknowledge and agree that a breach of this Agreement by the Partner is material if it detrimentally and materially affects the business of the Corporation taken as a whole.

      (b) A party may terminate this Agreement effective immediately upon notice to the other party in the event that the other party becomes insolvent or voluntarily or involuntarily bankrupt, or makes an assignment for the benefit of its creditors.

      (c) In the event of termination, by the Partner under the provisions of paragraph (a) or (b) above, or in the event of wrongful termination of this Agreement by the Corporation, the Corporation shall pay to the Partner, all amounts then owing under this Agreement.

12. LEGAL RISK MANAGEMENT - The following legal risk management provisions will apply for all purposes under and relating to this Agreement:

      (a) the obligations of the Partner expressly stated in this Agreement are in lieu of all other representations, warranties or conditions expressed or implied including implied representations, warranties or conditions arising by statute or otherwise in law, or from a course of dealing or usage of trade;

      (b) Neither party shall have any liability whatsoever for any special or consequential damages, loss of profits or other economic loss of the other party; this limitation shall not apply to any obligation by a party to pay any fees or other amounts expressly required under this Agreement.

13.   TIME OF ESSENCE - Time of payment is of the essence.

14. REPRESENTATIONS AND WARRANTIES - Each party represents, warrants and covenants to the other party as follows:



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      (a)   Each party is duly organized, validly existing and no action relating to insolvency, liquidation or suspension of payments has, to the knowledge of such party, been taken in respect of it.

      (b) The execution, delivery and performance of this Agreement by each party has been duly authorized by all necessary action on the part of such party in accordance with such party's constating documents and does not and will not require the prior written consent of any trustee or holder of any indebtedness or other obligation of such party or any other party to any other agreement with such partY.

15. ENTIRE AGREEMENT - With respect to the subject matter of this Agreement, this Agreement: (a) sets forth the entire agreement between the parties hereto and any persons who have in the past or who are now representing either of the parties hereto, (b) supersedes all prior understandings and communications between the parties hereto, oral or written, and (c) constitutes the entire agreement between the parties hereto. Each party hereto acknowledges and represents that this Agreement is entered into after full investigation and that no party is relying upon any statement or representation made by any other which is not embodied in this Agreement. Each party hereto acknowledges that no liability whatsoever shall arise based in contract or tort, with respect to misrepresentations of any kind, including but not limited to, statements or representations negligently made by any persons who have in the past or who are now representing either of the parties hereto, in order to induce either party into entering into this agreement. Each party hereto acknowledges that he or it shall have no right to rely upon any amendment, promise, modification, statement or representation made or occurring subsequent to the execution of this agreement unless the same is in writing and executed by each of the parties hereto.

16. COUNTERPARTS - This Agreement may be executed in any number of counterparts and all such counterparts shall for all purposes constitute one agreement, binding on the parties hereto, provided each party hereto has executed at least one counterpart, and each shall be deemed to be an original, notwithstanding that all parties are not signatory to the same counterpart. This Agreement may be executed and delivered by either of the parties by transmitting to the other a copy of this Agreement (executed by such delivering Party) by telecopier or similar means of electronic communication, and delivery in that manner by a party shall be binding upon such party and deemed to be an original.

17. ASSIGNMENT AND ENUREMENT - This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

18. SURVIVAL - Any terms or conditions of this Agreement by which obligations of either party are applicable or which extend or may extend beyond expiration or termination of this Agreement (whether expressly or by implication) shall survive and continue in full force and effect notwithstanding such termination. All obligations to pay fees under this Agreement shall survive expiration or termination of this Agreement.

19. GOVERNING LAW - This Agreement and the rights and obligations and relations of the parties hereto shall be governed by and construed in accordance with the laws of the Province


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of Ontario and the federal laws of Canada applicable therein (but without giving effect to any conflict of laws rules). The parties hereto agree that the Courts of Ontario shall have jurisdiction to entertain any action or other legal proceedings based on any provisions of this Agreement. Each party hereto does hereby attorn to the jurisdiction of the Courts of the Province of Ontario.

20. PARTIAL INVALIDITY - In any provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law and be independent of every other provision of this Agreement.

21. FURTHER ASSURANCES - Each party hereto agrees from time to time, subsequent to the date hereof, to execute and deliver or cause to be executed and delivered to the other of them such instruments or further assurances as may, in the reasonable opinion of the other of them, be necessary or desirable to give effect to the provisions of this Agreement.

22.   CONFIDENTIALITY -

      (a) Each party hereby undertakes to keep confidential and shall cause all of employees, and agents to keep confidential, the confidential information of the other party disclosed hereunder, except as may be explicitly approved by the other party in writing, or as may be necessary for the proper discharge by the first party of its duties, responsibilities and obligations under this Agreement. The obligations of confidentiality and restricted use herein will not apply to the confidential information of the disclosing party that is already known to the receiving party, in the public domain, or enters the public domain through no breach of this Agreement by the receiving party.

      (b) Notwithstanding the provisions of Section 21(a), a party shall be entitled to the extent necessary for the performance of its duties hereunder to allow access to the information covered by Section 21(a) above exclusively to such of its employees, and consultants who are directly concerned with the carrying out of such party's duties under this Agreement; provided that such party shall inform each of such persons of the confidential nature of such information and of such party's obligation of confidentiality with respect to it, and such party shall be responsible for any breach of such obligations by any of its employees, or consultants.

      (c) If required to provide any information subject to this Section 21 pursuant to any subpoena or any other equivalent legal process, a party shall promptly notify the other party so that such other party can seek a protective order from the court having jurisdiction in such matter or otherwise seek to prevent or limit the scope of, or impose conditions upon, such disclosure.



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      (d)   All public announcements of a material business nature related to the business of either party shall, if they are to be made, be subject to prior written notice to the other party.

23. EXECUTION AND DELIVERY - This Agreement has been duly executed and delivered by each party. This Agreement constitutes the legal, valid, binding and enforceable obligation of such party.

24. LANGUAGE - At the request of the parties, this agreement has been drafted in the English language. A la demande des parties, la presente convention a ete redigee en anglais.

25. SECTION HEADINGS - Section headings appearing in this Agreement are inserted for convenience or reference only, and shall in no way be construed to be interpretations of text.

26. AMENDMENTS - This Agreement may be modified or amended only by the duly authorized representatives of both parties by an instrument in writing.

27. NOTICE TO BE GIVEN - All invoices, demands or other communications required or permitted to be given under this Agreement to a party shall be in writing and delivered, posted by registered prepaid mail or sent by facsimile or e-mail addressed to the party for whom it is intended as follows:

      THE CORPORATION:

      310-112 Market Ave
      Winnipeg, Manitoba
      R3B OP4

      Fax No.: (204) 987-2659



      THE PARTNER:

      42 Angus Meadow Drive
      Markham
      Ontario
      L6C 1Z2

      E-mail: qrickerby@rogers.com

Notices delivered shall be deemed given and received upon delivery, those sent by registered mail on the fifth (5th) day after posting, and those sent by facsimile or e-mail, on the day of transmission; provided that during any period of mail disruption, notice shall be delivered or sent by facsimile or e-mail. Either party may at any time and from time to time designate a substitute address for the purpose of this paragraph by giving written notice thereof to the other party at least ten (10) days in advance of the effective date of such designation.


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26.   OTHER RULES - Unless the context of this Agreement otherwise requires,

      (a) the terms "hereof," "herein," "hereby" and derivative or similar words refer to the entire Agreement, including schedules and exhibits;

      (b) any reference to a law, a regulation, an agreement or a document shall refer to any amendment, supplement or replacement of the same;

      (c) any reference to a person shall, where appropriate, include any successors and permitted transferees and assigns of such persons; and

      (d) The terms "include" or "including" means "including without limitation"." Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless business days are specified.

      IN WITNESS WHEREOF the parties hereto have exec, ted this Agreement as of the date written above.

                                    FP FINANCIAL LTD


                                    By: /s/ signature
                                        ----------------------------------------
                                        I have authority to bind the Corporation



                                    CONSORTEUM INC.


                                    By: /s/ signature
                                        ----------------------------------------
                                        I have authority to bind the Corporation



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                                  SCHEDULE "A"

                  SERVICES TO BE PROVIDED BY THE PARTNER TO THE
                                   CORPORATION

1. Consulting services for the purpose of providing management services, financial technology services, and alternative payment and provisioning initiatives (including benefits/payroll initiatives).

2. Initial services include:

      (a) Contract negotiation assistance with financial technology and service providers;

      (b) Project management assistance and ongoing support for deployment of services;

      (c)   Management of all technology partner relationships; and

      (d) Technical support for services provided by the Partner to the Corporation.

3. Additional services to be provided will include

      (a)   Point-of-sale terminals;

      (b)   Payment processing services;

      (c)   Future micro-payment products: EMV and contract-less payments;

      (d) Pre-paid card service: credit card, debit card, gift, wireless, long distance;

      (e) Value-added services: loyalty, insurance services, AAA, medical, travel;

      (f)   New products and services added to the Corporation's product line;
            and

      (g)   Future programs as agreed upon by the parties.

The partner provides access to and the management of such resources, management of third party providers and management of deployment and implementation of all services described herein.


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                                  SCHEDULE "B"


Definition of 'NET PROFITS'


NET PROFITS -- Are defined as revenue less expenses, expenses being defined as "reasonable and mutually agreed upon by both parties in this agreement, including sales, marketing and administrative expenses, and given final approval by, and conforming to the agreed upon guidelines of the accountant assigned by the parties in this agreement"







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                                  SCHEDULE "B"


DEFINITION OF 'NET PROFITS'


NET PROFITS - Are defined as revenue less expenses, expenses being defined as "reasonable and mutually agreed upon by both parties in this agreement, including sales, marketing and administrative expenses, and given final approval by, and conforming to the agreed upon guidelines of the accountant assigned by the parties in this agreement"

In all cases, not less than 25% of all gross revenues will he associated to Consortcum Inc